UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2010
DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 657-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 22, 2010, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and six month periods ended June 30, 2010.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Results of Operations dated July 22, 2010
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP
Date: July 22, 2010
	By:	/s/ John A. Ustaszewski
John A. Ustaszewski
Senior Vice-President and Chief Financial Officer